UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02277_

 Value Line Income and Growth Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 1 0

DISTRIBUTOR	EULAV Securities LLC
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
	P.O. Box 219729	Value Line Income and Growth Fund, Inc.
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Mitchell E. Appel Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00078084

Value Line Income and Growth Fund, Inc.

To Our Value Line Income

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended December 31, 2010. We encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

The Value Line Income and Growth Fund Inc. (the “Fund”) earned a total return of 10.55% in 2010. This compared with a total return of 15.06% for the Standard & Poor’s 500 Index(1) and a total return of 6.20% for the Barclays Capital US Government/Credit Bond Index(2).

The Fund’s asset allocation changed little during 2010. Allocation to common stocks and to bonds convertible into common stock remained at about 62% of total assets. Sector distribution among these holdings is similar to that of the S&P 500, though the Fund did benefit from an underweighting in the Financial Services sector during the year. Bond holdings remained between 15%-18% of total assets in the period, but we increased the allocation to corporate bonds and reduced holdings of U.S. Treasuries and agencies in order to bolster the Fund’s income. Cash equivalents in the Fund remain high, at approximately 20% of assets, as we remain patient for better investment opportunities.

Lipper Inc., the mutual fund advisory firm, awards its top Lipper Leader rating to your Fund for both Total Return and Consistent Return versus its peers in the Mixed-Asset Target Allocation Moderate category, as of January 2011. Morningstar awards the Fund an overall rating of Four Stars based on a Return rating of Above Average and a Risk rating of Below Average relative to the Fund’s peer group.

In the current setting, a well-diversified and balanced approach will produce the best investment results on a reward/risk basis, we believe. Our goal always is to preserve capital in the short term, while generating good total returns (income plus growth of capital) over the long term.

Thank you for investing with us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

(1)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

(2)
The Barclays Capital US Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Value Line Income and Growth Fund, Inc.

and Growth Fund Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are clearly strengthening as the new year unfolds. For example, the nation’s gross domestic product, which grew by a solid 3.2% in the final quarter of 2010, is likely to push forward by a little more than 3% in the current three months, and then sustain that moderate pace for the full year. Overall, we expect this stable, but not eyecatching, expansion to stay in place for the next several years, underpinned by additional gains in consumer and industrial activity and, later on, by belated recoveries in housing and employment. Here is a look at where we stand:

Economic Growth: We expect growth to total a bit more than at 3% in the first quarter of 2011. The economy should then remain on that plateau, on average, throughout the rest of 2011. For now, we expect lackluster job growth and listless housing to be countered by improving industrial demand and modest gains in retail sales. This combination probably will keep the U.S. economy moving moderately forward over the early years of this decade. Thereafter, gains in employment and housing should step in to sustain the expansion through the mid-decade, at least.

Inflation: Pricing pressures, which have been largely absent for the past several years, are beginning to heat up, on the strength of rising quotations for oil, gold, silver, a range of industrial commodities, and food. Importantly, wage inflation is low and does not figure to increase notably in the absence of a much lower jobless rate. On the other hand, the threat of deflation, or falling prices, appears to be lessening. Overall, we see a gradual uptick in pricing pressures for the next couple of years, but, at this point, do not envision a full-blown inflation surge evolving.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at current historically low levels until 2012. The central bank, which is worried about achieving durable economic growth, earlier put into place a stepped-up monetary stimulus program in which it is buying Treasury issues in an attempt to drive up fixed-income prices and drive down yields. The rationale here is to lower debt levels to a point where it becomes attractive for consumers to boost their borrowings--and thus increase their spending on houses and cars. It is a risky undertaking, especially in the wake of the recent step-up in inflation. And, thus far, the results have not been as good as advertised, as the aforementioned gains in business activity have sent long-term interest rates higher, to the chagrin of current bond holders, those seeking a mortgage, or those hoping to refinance an existing one.

Corporate Profits: Earnings rose strongly in 2010, boosted mostly by better cost management. However, such gains may lessen going forward, unless our economic growth assumptions prove conservative.

Value Line Income and Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the S&P 500 Index and the Barclays Capital US Government/Credit Bond Index. The Value Line Income and Growth Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Income and Growth Fund, Inc.
and the S&P 500 Index* and the Barclays Capital US Government/Credit Bond Index**

Performance Data: ***

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/10	10.55%	$11,055
5 years ended 12/31/10	5.04%	$12,788
10 years ended 12/31/10	5.26%	$16,699

*	The Standard and Poor’s 500 Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**	The Barclays Capital US Government/Credit Bond Index is an unmanaged index that is generally considered to be representative of U.S. Government and corporate bond activity.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/10	Ending account value 12/31/10	Expenses paid during period 7/1/10 thru 12/31/10*
Actual	$1,000.00	$1,145.57	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.62

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.18% gross of nonrecurring legal fee reimbursement.

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2010 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Bills, 0.01%, 01/27/11	$20,000,000	$19,999,260	6.0%
U.S. Treasury Notes, 2.00%, 04/15/12	$6,466,620	$6,701,539	2.0%
U.S. Treasury Notes, 2.38%, 04/15/11	$6,611,100	$6,669,978	2.0%
Cellco Partnership / Verizon Wireless, 3.75%, 05/20/11	$4,379,000	$4,432,682	1.3%
BellSouth Corp., 6.00%, 10/15/11	$4,000,000	$4,169,916	1.3%
U.S. Treasury Notes, 3.63%, 02/15/20	$4,000,000	$4,151,248	1.3%
HJ Heinz Finance Co. Guaranteed Notes, 6.63%, 07/15/11	$4,000,000	$4,124,360	1.2%
Walt Disney Co. (The), 5.70%, 07/15/11	$4,000,000	$4,112,800	1.2%
Northrop Grumman Systems Corp. Notes, 7.13%, 02/15/11	$4,070,000	$4,098,519	1.2%
U.S. Treasury Notes, 4.75%, 03/31/11	$4,000,000	$4,043,592	1.2%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Income and Growth Fund, Inc.

Schedule of Investments	December 31, 2010

Shares		Value
COMMON STOCKS (54.7%)
	CONSUMER DISCRETIONARY (6.4%)
7,500	Aaron’s, Inc.	$152,925
7,500	Abercrombie & Fitch Co. Class A	432,225
25,000	American Eagle Outfitters, Inc.	365,750
15,000	AnnTaylor Stores Corp. *	410,850
4,000	Autoliv, Inc.	315,760
7,000	Bed Bath & Beyond, Inc. *	344,050
12,000	Best Buy Co., Inc.	411,480
15,000	Brinker International, Inc.	313,200
10,000	Buckle, Inc. (The)	377,700
25,000	Cabela’s, Inc. *	543,750
5,000	Cablevision Systems Corp. Class A	169,200
11,000	Carnival Corp.	507,210
25,000	CBS Corp. Class B	476,250
15,000	Chico’s FAS, Inc.	180,450
18,000	Collective Brands, Inc. *	379,800
15,000	Comcast Corp. Class A	312,150
25,000	Corinthian Colleges, Inc. *	130,250
18,000	D.R. Horton, Inc.	214,740
12,000	DIRECTV Class A *	479,160
15,000	DISH Network Corp. Class A *	294,900
20,000	Ford Motor Co. *	335,800
45,000	Furniture Brands International, Inc. *	231,300
20,000	GameStop Corp. Class A *	457,600
12,000	Gannett Co., Inc.	181,080
15,000	Gap, Inc. (The)	332,100
14,000	Goodyear Tire & Rubber Co. (The) *	165,900
2,000	Harley-Davidson, Inc.	69,340
12,000	Harman International Industries, Inc. *	555,600
24,000	Home Depot, Inc.	841,440
15,000	J.C. Penney Company, Inc.	484,650
10,000	Johnson Controls, Inc.	382,000
15,000	KB Home	202,350
25,000	La-Z-Boy, Inc. *	225,500
18,000	Lennar Corp. Class A	337,500
15,000	Lowe’s Cos, Inc.	376,200
15,000	Macy’s, Inc.	379,500
15,000	Mattel, Inc.	381,450
6,000	McDonald’s Corp.	460,560

Shares		Value
11,000	Meritage Homes Corp. *	$244,200
4,000	Mohawk Industries, Inc. *	227,040
20,000	Newell Rubbermaid, Inc.	363,600
28,000	News Corp. Class B	459,760
22,000	Orient-Express Hotels Ltd. Class A *	285,780
25,000	Penske Auto Group, Inc. *	435,500
24,000	PEP Boys-Manny Moe & Jack	322,320
3,000	Polaris Industries, Inc.	234,060
20,000	Pulte Homes, Inc. *	150,400
15,000	Royal Caribbean Cruises Ltd. *	705,000
35,000	Sonic Automotive, Inc.	463,400
8,000	Sony Corp. ADR	285,680
8,000	Target Corp.	481,040
2,000	Tempur-Pedic International, Inc. *	80,120
15,000	Timberland Co. (The) Class A *	368,850
6,000	Time Warner Cable, Inc.	396,180
14,000	Time Warner, Inc.	450,380
10,000	TRW Automotive Holdings Corp. *	527,000
6,000	Universal Electronics, Inc. *	170,220
14,000	Walt Disney Co. (The)	525,140
12,000	Weight Watchers International, Inc.	449,880
10,000	Wolverine World Wide, Inc.	318,800
		21,156,020
	CONSUMER STAPLES (4.9%)
8,000	Archer-Daniels-Midland Co.	240,640
8,000	Bunge Ltd.	524,160
15,000	Campbell Soup Co.	521,250
16,000	Coca-Cola Co. (The)	1,052,320
8,000	Coca-Cola Femsa, S.A.B. de C.V. ADR	659,440
20,000	ConAgra Foods, Inc.	451,600
25,000	Constellation Brands, Inc. Class A *	553,750
12,000	Corn Products International, Inc.	552,000
20,000	CVS Caremark Corp.	695,400
15,000	Dean Foods Co. *	132,600
6,000	Diageo PLC ADR	445,980
15,000	Dr. Pepper Snapple Group, Inc.	527,400

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2010

Shares		Value
1,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	$55,920
21,000	General Mills, Inc.	747,390
10,000	H.J. Heinz Co.	494,600
8,000	Hormel Foods Corp.	410,080
20,000	Kraft Foods, Inc. Class A	630,200
16,000	Kroger Co. (The)	357,760
3,000	Molson Coors Brewing Co. Class B	150,570
16,000	PepsiCo, Inc.	1,045,280
10,000	PriceSmart, Inc.	380,300
12,000	Procter & Gamble Co. (The)	771,960
25,000	Safeway, Inc.	562,250
25,000	Sara Lee Corp.	437,750
14,000	Smithfield Foods, Inc. *	288,820
12,000	Spartan Stores, Inc.	203,400
20,000	SUPERVALU, Inc.	192,600
20,000	Sysco Corp.	588,000
20,000	Unilever PLC ADR	617,600
30,000	Wal-Mart Stores, Inc.	1,617,900
10,000	Walgreen Co.	389,600
		16,298,520

	ENERGY (6.8%)
2,000	Alliance Resource Partners, L.P.	131,520
6,000	Alpha Natural Resources, Inc. *	360,180
5,000	Apache Corp.	596,150
12,000	Arch Coal, Inc.	420,720
10,000	Atwood Oceanics, Inc. *	373,700
1,000	Baker Hughes, Inc.	57,170
10,000	Boardwalk Pipeline Partners L.P.	311,300
10,000	Bristow Group, Inc. *	473,500
2,000	Cameco Corp.	80,760
16,000	Canadian Natural Resources Ltd.	710,720
18,000	Chesapeake Energy Corp.	466,380
20,000	Chevron Corp.	1,825,000
15,000	ConocoPhillips	1,021,500
10,000	CONSOL Energy, Inc.	487,400
12,500	Devon Energy Corp.	981,375
3,000	Diamond Offshore Drilling, Inc.	200,610
10,000	El Paso Corp.	137,600
10,000	EnCana Corp.	291,200
10,000	Energy Transfer Equity, L.P.	390,700

Shares		Value
5,000	Energy Transfer Partners L.P.	$259,100
15,000	Ensco International PLC ADR	800,700
15,000	Enterprise Products Partners L.P.	624,150
27,000	Exxon Mobil Corp.	1,974,240
1,000	FMC Technologies, Inc. *	88,910
5,000	Frontline Ltd.	126,850
14,000	Global Industries Ltd. *	97,020
15,000	Helix Energy Solutions Group, Inc. *	182,100
20,000	Marathon Oil Corp.	740,600
8,000	Murphy Oil Corp.	596,400
10,000	Nabors Industries Ltd. *	234,600
7,000	National-Oilwell Varco, Inc.	470,750
9,000	Newfield Exploration Co. *	648,990
20,000	Noble Corp.	715,400
3,000	Oceaneering International, Inc. *	220,890
2,000	Overseas Shipholding Group, Inc.	70,840
1,000	Petroleo Brasileiro S.A. ADR	37,840
2,000	Plains All American Pipeline, L.P.	125,580
5,000	Plains Exploration & Production Co. *	160,700
2,000	Pride International, Inc. *	66,000
8,000	Rowan Companies, Inc. *	279,280
12,000	Royal Dutch Shell PLC ADR	800,040
5,000	Schlumberger Ltd.	417,500
22,000	StatoilHydro ASA ADR	522,940
20,000	Stone Energy Corp. *	445,800
12,000	Suncor Energy, Inc.	459,480
6,000	Swift Energy Co. *	234,900
5,000	Tidewater, Inc.	269,200
12,000	Total S.A. ADR	641,760
10,000	Transocean Ltd. *	695,100
20,000	Valero Energy Corp.	462,400
		22,787,545
	FINANCIALS (4.8%)
5,000	ACE Ltd.	311,250
12,000	AllianceBernstein Holding L.P.	279,960
9,000	Allstate Corp. (The)	286,920
12,000	American Express Co.	515,040
15,000	Ameriprise Financial, Inc.	863,250
4,000	Banco Santander Central Hispano S.A. ADR	42,600

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
45,000	Bank of America Corp.	$600,300
2,000	Bank of Montreal	115,140
12,000	Bank of New York Mellon Corp.	362,400
12,000	Berkley (W.R.) Corp.	328,560
60,000	Citigroup, Inc. *	283,800
6,000	CNA Financial Corp. *	162,300
10,000	CNO Financial Group, Inc. *	67,800
2,000	Credit Suisse Group ADR	80,820
2,000	Equity Residential	103,900
9,000	First American Financial Corp.	134,460
10,000	Genworth Financial, Inc. Class A *	131,400
12,000	Hartford Financial Services Group, Inc.	317,880
12,000	HCC Insurance Holdings, Inc.	347,280
10,000	Health Care REIT, Inc.	476,400
14,000	Hospitality Properties Trust	322,560
10,000	Host Hotels & Resorts, Inc.	178,700
5,000	Independent Bank Corp.	135,250
14,000	Invesco Ltd.	336,840
15,000	Itau Unibanco Banco Multiplo S.A. ADR	360,150
29,000	JPMorgan Chase & Co.	1,230,180
15,000	Knight Capital Group, Inc. Class A *	206,850
20,000	Loews Corp.	778,200
15,000	Manulife Financial Corp.	257,700
10,000	MetLife, Inc.	444,400
14,000	Morgan Stanley	380,940
15,000	Nasdaq OMX Group, Inc. (The) *	355,650
5,000	NYSE Euronext	149,900
10,000	PNC Financial Services Group, Inc.	607,200
17,000	Principal Financial Group, Inc.	553,520
12,000	ProLogis	173,280
6,000	Prudential Financial, Inc.	352,260
10,000	State Street Corp.	463,400
10,000	SunTrust Banks, Inc.	295,100
12,000	TD Ameritrade Holding Corp. *	227,880
15,000	U.S. Bancorp	404,550
14,000	UBS AG *	230,580
7,000	United Bankshares, Inc.	204,400

Shares		Value
15,000	Unum Group	$363,300
27,000	Wells Fargo & Co.	836,730
10,000	XL Group PLC	218,200
		15,879,180

	HEALTH CARE (7.6%)
10,000	Abbott Laboratories	479,100
15,000	Aetna, Inc.	457,650
12,000	Alere, Inc. *	439,200
10,000	Amgen, Inc. *	549,000
10,000	Baxter International, Inc.	506,200
10,000	Becton, Dickinson & Co.	845,200
4,000	Bio-Rad Laboratories, Inc. Class A *	415,400
10,000	Biogen Idec, Inc. *	670,500
20,000	Bristol-Myers Squibb Co.	529,600
12,000	CIGNA Corp.	439,920
30,000	Coventry Health Care, Inc. *	792,000
15,000	Covidien PLC	684,900
20,000	Eli Lilly & Co.	700,800
10,000	Forest Laboratories, Inc. *	319,800
11,000	Gilead Sciences, Inc. *	398,640
10,000	GlaxoSmithKline PLC ADR	392,200
20,000	Health Net, Inc. *	545,800
7,000	Humana, Inc. *	383,180
15,000	Immucor, Inc. *	297,450
30,000	Johnson & Johnson	1,855,500
14,000	Kinetic Concepts, Inc. *	586,320
10,000	Laboratory Corporation of America Holdings *	879,200
10,000	Life Technologies Corp. *	555,000
15,000	Lincare Holdings, Inc.	402,450
20,000	Medtronic, Inc.	741,800
14,000	Merck & Co., Inc.	504,560
12,000	Meridian Bioscience, Inc.	277,920
8,000	Novartis AG ADR	471,600
20,000	PerkinElmer, Inc.	516,400
24,000	Pfizer, Inc.	420,240
15,000	PSS World Medical, Inc. *	339,000
18,000	Quest Diagnostics, Inc.	971,460
18,000	Sanofi-Aventis ADR	580,140
15,000	STERIS Corp.	546,900
10,000	Teleflex, Inc.	538,100
20,000	Teva Pharmaceutical Industries Ltd. ADR	1,042,600
12,500	Thermo Fisher Scientific, Inc. *	692,000

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2010

Shares		Value
9,000	UnitedHealth Group, Inc.	$324,990
10,000	Varian Medical Systems, Inc. *	692,800
15,000	Watson Pharmaceuticals, Inc. *	774,750
15,000	WellCare Health Plans, Inc. *	453,300
6,000	WellPoint, Inc. *	341,160
15,000	Zimmer Holdings, Inc. *	805,200
		25,159,930

	INDUSTRIALS (8.3%)
12,000	ABB Ltd. ADR *	269,400
10,000	AGCO Corp. *	506,600
25,000	AMR Corp. *	194,750
8,000	Avery Dennison Corp.	338,720
7,500	Babcock & Wilcox Co. *	191,925
10,000	Barnes Group, Inc.	206,700
11,000	Belden CDT, Inc.	405,020
6,000	Boeing Co. (The)	391,560
8,000	Canadian National Railway Co.	531,760
6,000	Canadian Pacific Railway Ltd.	388,860
4,000	Chart Industries, Inc. *	135,120
12,000	Chicago Bridge & Iron Co. N.V. *	394,800
10,000	CIRCOR International, Inc.	422,800
2,000	CNH Global N.V. *	95,480
8,000	CSX Corp.	516,880
2,000	Cummins, Inc.	220,020
10,000	Curtiss-Wright Corp.	332,000
12,000	Danaher Corp.	566,040
30,000	Delta Air Lines, Inc. *	378,000
20,000	DryShips, Inc. *	110,000
4,000	Dun & Bradstreet Corp. (The)	328,360
10,000	Dycom Industries, Inc. *	147,500
6,000	Eaton Corp.	609,060
12,000	Embraer SA ADR	352,800
9,000	Emerson Electric Co.	514,530
1,000	FedEx Corp.	93,010
3,000	Flowserve Corp.	357,660
5,000	Fluor Corp.	331,300
12,000	Foster Wheeler AG *	414,240
10,000	FTI Consulting, Inc. *	372,800
12,000	General Cable Corp. *	421,080
10,000	General Dynamics Corp.	709,600

Shares		Value
75,000	General Electric Co.	$1,371,750
12,000	Harbin Electric, Inc. *	208,200
15,000	Hexcel Corp. *	271,350
10,000	Honeywell International, Inc.	531,600
8,000	Illinois Tool Works, Inc.	427,200
5,000	Ingersoll-Rand PLC	235,450
16,000	Interface, Inc. Class A	250,400
10,000	ITT Corp.	521,100
20,000	JetBlue Airways Corp. *	132,200
2,000	Kennametal, Inc.	78,920
20,000	Koninklijke Philips Electronics N.V.	614,000
8,000	L-3 Communications Holdings, Inc.	563,920
2,000	Lincoln Electric Holdings, Inc.	130,540
5,000	Lockheed Martin Corp.	349,550
15,000	McDermott International, Inc. *	310,350
5,000	Monster Worldwide, Inc. *	118,150
7,000	Norfolk Southern Corp.	439,740
12,000	Northrop Grumman Corp.	777,360
5,000	Owens Corning, Inc. *	155,750
12,000	Pall Corp.	594,960
6,000	Parker Hannifin Corp.	517,800
12,000	Pentair, Inc.	438,120
8,000	Raytheon Co.	370,720
15,000	Republic Services, Inc.	447,900
4,000	Rockwell Automation, Inc.	286,840
10,000	Rockwell Collins, Inc.	582,600
2,000	Ryder System, Inc.	105,280
15,000	Southwest Airlines Co.	194,700
12,000	Terex Corp. *	372,480
15,000	Textron, Inc.	354,600
10,000	Thomas & Betts Corp. *	483,000
10,000	Trinity Industries, Inc.	266,100
12,000	Tyco International Ltd.	497,280
8,000	Union Pacific Corp.	741,280
22,000	United Continental Holdings, Inc. *	524,040
7,000	United Technologies Corp.	551,040
18,000	Waste Management, Inc.	663,660
12,000	Watts Water Technologies, Inc. Class A	439,080
11,000	WESCO International, Inc. *	580,800
		27,748,185

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
	INFORMATION TECHNOLOGY(7.5%)
18,000	Accenture PLC Class A	$872,820
7,500	Adobe Systems, Inc. *	230,850
15,000	Advanced Micro Devices,Inc. *	122,700
20,000	Amdocs Ltd. *	549,400
15,000	Analog Devices, Inc.	565,050
4,000	Anixter International, Inc.	238,920
20,000	Arrow Electronics, Inc. *	685,000
15,000	Automatic Data Processing,Inc.	694,200
15,000	Avnet, Inc. *	495,450
20,000	AVX Corp.	308,600
16,000	BMC Software, Inc. *	754,240
15,000	CA, Inc.	366,600
15,000	Celestica, Inc. *	145,500
12,000	Check Point Software Technologies Ltd. *	555,120
28,000	Cisco Systems, Inc. *	566,440
5,000	Cognizant Technology Solutions Corp. Class A *	366,450
12,000	Computer Sciences Corp.	595,200
9,000	CoreLogic, Inc.	166,680
15,000	Corning, Inc.	289,800
15,000	CSG Systems International,Inc. *	284,100
18,000	Dell, Inc. *	243,900
15,000	DST Systems, Inc.	665,250
20,000	EMC Corp. *	458,000
20,000	Flextronics International Ltd. *	157,000
600	Google, Inc. Class A *	356,382
10,000	Harmonic, Inc. *	85,700
10,000	Harris Corp.	453,000
20,000	Hewlett-Packard Co.	842,000
45,000	Intel Corp.	946,350
8,000	International Business Machines Corp.	1,174,080
5,000	International Rectifier Corp. *	148,450
15,000	Jabil Circuit, Inc.	301,350
14,000	LaserCard Corp. *	87,360
11,000	Lender Processing Services,Inc.	324,720
12,000	Lexmark International, Inc.Class A *	417,840
10,000	Linear Technology Corp.	345,900
10,000	Maxwell Technologies, Inc. *	188,900

Shares		Value
25,000	MEMC Electronic Materials, Inc. *	$281,500
12,000	Microchip Technology, Inc.	410,520
15,000	Micron Technology, Inc. *	120,300
60,000	Microsoft Corp.	1,675,200
10,000	Motorola, Inc. *	90,700
10,000	Nokia Oyj ADR	103,200
12,000	Novellus Systems, Inc. *	387,840
20,000	Nuance Communications, Inc. *	363,600
22,000	NVIDIA Corp. *	338,800
15,000	Oracle Corp.	469,500
7,000	OSI Systems, Inc. *	254,520
6,000	Plantronics, Inc.	223,320
12,000	Plexus Corp. *	371,280
12,000	SAIC, Inc. *	190,320
20,000	Seagate Technology *	300,600
14,000	STEC, Inc. *	247,100
15,000	STMicroelectronics N.V.	156,600
18,000	SunPower Corp. Class A *	230,940
20,000	Suntech Power Holdings Co. Ltd. ADR *	160,200
20,000	Symantec Corp. *	334,800
15,000	Take-Two Interactive Software, Inc. *	183,600
10,000	Texas Instruments, Inc.	325,000
20,000	Tyco Electronics Ltd.	708,000
15,000	Western Digital Corp. *	508,500
18,000	Western Union Co. (The)	334,260
20,000	Xerox Corp.	230,400
		25,049,902

	MATERIALS (3.1%)
12,000	AK Steel Holding Corp.	196,440
20,000	Alumina Ltd. ADR	203,600
12,000	AngloGold Ashanti Ltd. ADR	590,760
7,000	ArcelorMittal	266,910
2,000	Arch Chemicals, Inc.	75,860
10,000	Barrick Gold Corp.	531,800
5,000	BHP Billiton Ltd. ADR	464,600
3,000	Cabot Corp.	112,950
9,000	Cemex S.A. de C.V. ADR *	96,390
5,000	Commercial Metals Co.	82,950
10,000	Dow Chemical Co. (The)	341,400
10,000	E.I. du Pont de Nemours & Co.	498,800
15,000	Ferro Corp. *	219,600

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2010

Shares		Value
4,000	Freeport-McMoRan Copper & Gold, Inc.	$480,360
10,000	Globe Specialty Metals, Inc.	170,900
15,000	Harmony Gold Mining Company Ltd. ADR	188,100
25,000	Headwaters, Inc. *	114,500
10,000	Huntsman Corp.	156,100
12,000	International Paper Co.	326,880
7,000	Mechel ADR	204,610
10,000	Methanex Corp.	304,000
5,000	Mosaic Co. (The)	381,800
12,000	Myers Industries, Inc.	116,880
10,000	Nalco Holding Co.	319,400
7,500	Newmont Mining Corp.	460,725
10,000	OM Group, Inc. *	385,100
15,000	Owens-Illinois, Inc. *	460,500
12,000	Packaging Corp. of America	310,080
1,000	POSCO ADR	107,690
2,000	Rio Tinto PLC ADR	143,320
5,000	Sociedad Quimica y Minera de Chile S.A. ADR	292,100
5,000	Sterlite Industries (India) Ltd. ADR	82,700
2,000	Syngenta AG ADR	117,560
7,000	Titanium Metals Corp. *	120,260
15,000	Vale SA ADR	518,550
4,000	Walter Energy, Inc.	511,360
15,000	Yamana Gold, Inc.	192,000
		10,147,535

	TELECOMMUNICATION SERVICES (1.1%)
30,000	AT&T, Inc.	881,400
10,000	BT Group PLC ADR	285,400
7,201	Frontier Communications Corp.	70,066
1,000	Millicom International Cellular S.A.	95,600
5,000	PT Telekomunikasi Indonesia ADR	178,250
10,000	Telecom Corporation of New Zealand Ltd. ADR	84,000
20,000	Turkcell Iletisim Hizmetleri AS ADR	342,600
25,000	Verizon Communications, Inc.	894,500
12,000	VimpelCom Ltd. ADR	180,480
20,000	Vodafone Group PLC ADR	528,600
		3,540,896

Shares		Value
	UTILITIES (4.2%)
24,000	AES Corp. (The) *	$292,320
16,000	ALLETE, Inc.	596,160
20,000	American Electric Power Company, Inc.	719,600
16,000	American States Water Co.	551,520
14,000	California Water Service Group	521,780
20,000	CenterPoint Energy, Inc.	314,400
15,000	CMS Energy Corp.	279,000
10,000	Companhia Energetica de Minas Gerais ADR	165,900
16,000	Dominion Resources, Inc.	683,520
6,000	Energen Corp.	289,560
17,000	Exelon Corp.	707,880
15,000	Ferrellgas Partners, L.P.	384,150
15,000	FirstEnergy Corp.	555,300
20,000	IDACORP, Inc.	739,600
15,000	NRG Energy, Inc. *	293,100
15,000	OGE Energy Corp.	683,100
24,000	Pepco Holdings, Inc.	438,000
5,000	PG&E Corp.	239,200
15,000	Pinnacle West Capital Corp.	621,750
14,000	PPL Corp.	368,480
15,000	Progress Energy, Inc.	652,200
8,000	Sempra Energy	419,840
25,000	Southern Co.	955,750
30,000	TECO Energy, Inc.	534,000
7,000	Veolia Environnement ADR	205,520
20,000	Westar Energy, Inc.	503,200
8,000	Wisconsin Energy Corp.	470,880
30,000	Xcel Energy, Inc.	706,500
		13,892,210
	TOTAL COMMON STOCKS (Cost $141,694,852) (54.7%)	181,659,923

PREFERRED STOCKS (0.6%)

	FINANCIALS (0.6%)
500	Bank of America Corp. Series L, 7.25% *	478,485
1,500	Citigroup, Inc. 7.50%	205,035
7,000	Ford Motor Company Capital Trust II 6.50%	363,020
20,000	Health Care REIT, Inc. Series F 7.625% *	505,200
15,100	HSBC Holdings PLC Series A 6.20% *	345,790
5,000	MetLife, Inc. Series B 6.50% *	124,000
		2,021,530

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Principal Amount		Value
	TOTAL PREFERRED STOCKS (Cost $1,989,233) (0.6%)	$2,021,530

U.S. TREASURY OBLIGATIONS (13.6%)
$20,000,000	U.S. Treasury Bills, 0.01%, 1/27/11	19,999,260
4,000,000	U.S. Treasury Notes, 4.75%, 3/31/11	4,043,592
6,611,100	U.S. Treasury Notes, 2.38%, 4/15/11 (1)	6,669,978
6,466,620	U.S. Treasury Notes, 2.00%, 4/15/12 (1)	6,701,539
3,373,140	U.S. Treasury Notes, 1.88%, 7/15/15 (1)	3,654,059
4,000,000	U.S. Treasury Notes, 3.63%, 2/15/20	4,151,248
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $44,083,398) (13.6%)	45,219,676

CORPORATE BONDS & NOTES (12.1%)

	BASIC MATERIALS (0.7%)
1,000,000	Alcoa, Inc., Senior Notes, 6.00%, 7/15/13	1,100,414
1,060,000	Southern Copper Corp., 6.38%, 7/27/15	1,164,396
		2,264,810

	COMMUNICATIONS (3.8%)
4,000,000	BellSouth Corp., 6.00%, 10/15/11	4,169,916
4,379,000	Cellco Partnership / Verizon Wireless, 3.75%, 5/20/11	4,432,682
4,000,000	Walt Disney Co. (The), 5.70%, 7/15/11	4,112,800
		12,715,398

	CONSUMER, CYCLICAL (0.6%)
1,000,000	Marriott International, 5.81%, 11/10/15	1,085,789
1,000,000	Whirlpool Corp., 6.13%, 6/15/11	1,022,803
		2,108,592

	CONSUMER, NON-CYCLICAL (3.1%)
4,000,000	HJ Heinz Co., Guaranteed Notes, 6.63%, 7/15/11	4,124,360

Principal Amount		Value
$1,000,000	Humana, Inc., Senior Notes, 6.45%, 6/1/16	$1,093,900
2,500,000	Kraft Foods, Inc., 5.63%, 11/1/11	2,597,215
600,000	R. R. Donnelley & Sons Co., Notes, 6.13%, 1/15/17	613,342
2,000,000	WellPoint, Inc., Notes, 5.00%, 1/15/11	2,002,110
		10,430,927

	FINANCIAL (0.8%)
1,000,000	General Electric Capital Corp., 5.50%, 11/15/11	1,014,078
750,000	Lehman Brothers Holdings, Inc., 5.63%, 1/24/13 (2)	183,750
1,250,000	ProLogis, 6.25%, 3/15/17	1,304,330
		2,502,158

	INDUSTRIAL (1.7%)
892,000	Commercial Metals Co., Notes, 6.50%, 7/15/17	896,574
4,070,000	Northrop Grumman Systems Corp., Notes, 7.13%, 2/15/11	4,098,519
700,000	Tyco Electronics Group S.A., Senior Notes, 6.00%, 10/1/12	752,617
		5,747,710

	TECHNOLOGY (1.4%)
3,000,000	Hewlett-Packard Co., 2.25%, 5/27/11	3,025,944
1,500,000	National Semiconductor Corp., Senior Notes, 6.15%, 6/15/12	1,596,151
		4,622,095

	TOTAL CORPORATE BONDS & NOTES (Cost $39,934,838) (12.1%)	40,391,690

CONVERTIBLE CORPORATE BONDS & NOTES (7.7%)

	BASIC MATERIALS (0.3%)
1,000,000	Ferro Corp., Senior Notes, 6.50%, 8/15/13	1,067,500

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2010

Principal Amount		Value
	COMMUNICATIONS (0.8%)
$500,000	Anixter International, Inc., Senior Notes, 1.00%, 2/15/13	$559,375
1,250,000	Leap Wireless International, Inc. 4.50%, 7/15/14	1,118,750
1,000,000	NII Holdings, Inc. 3.13%, 6/15/12	981,250
		2,659,375

	CONSUMER, CYCLICAL (0.5%)
750,000	AMR Corp., 6.25%, 10/15/14	849,375
1,000,000	Tech Data Corp., Senior Debentures, 2.75%, 12/15/26	1,041,250
		1,890,625

	CONSUMER, NON-CYCLICAL (2.1%)
1,000,000	Alere, Inc., Convertible Fixed, 3.00%, 5/15/16	1,058,750
1,000,000	Charles River Laboratories International, Inc., Senior Notes, 2.25%, 6/15/13	1,000,000
1,250,000	Cubist Pharmaceuticals, Inc. 2.25%, 6/15/13	1,260,937
1,000,000	Euronet Worldwide, Inc., Senior Debentures, 3.50%, 10/15/25	988,750
1,500,000	LifePoint Hospitals, Inc., Senior Subordinated Debentures, 3.25%, 8/15/25	1,498,125
1,200,000	Omnicare, Inc., 3.25%, 12/15/35	1,101,000
		6,907,562

	ENERGY (1.4%)
1,200,000	Global Industries Ltd., Senior Debentures, 2.75%, 8/1/27	900,000
1,250,000	Helix Energy Solutions Group, Inc., Senior Notes, 3.25%, 12/15/25	1,206,250
1,250,000	SESI LLC, Guaranteed Senior Notes, 1.50%, 12/15/26	1,273,438

Principal Amount		Value
$1,250,000	Transocean, Inc., Senior Notes Series C, 1.50%, 12/15/37	$1,209,375
		4,589,063

	FINANCIAL (0.4%)
1,250,000	NASDAQ OMX Group, Inc. (The), Senior Notes, 2.50%, 8/15/13	1,237,500

	INDUSTRIAL (0.8%)
1,000,000	General Cable Corp., Senior Notes, 1.00%, 10/15/12	917,500
1,000,000	SunPower Corp., Senior Debentures Convertible, 1.25%, 2/15/27	942,500
1,000,000	Suntech Power Holdings Co., Ltd., Senior Notes, 3.00%, 3/15/13	876,250
		2,736,250

	TECHNOLOGY (1.4%)
1,000,000	Advanced Micro Devices, Inc., Senior Notes Convertible, 5.75%, 8/15/12	1,025,000
1,500,000	Micron Technology, Inc., Senior Notes, 1.88%, 6/1/14	1,417,500
1,250,000	SanDisk Corp., Senior Notes, 1.00%, 5/15/13	1,203,125
1,000,000	Xilinx, Inc., Subordinated Debentures, 3.13%, 3/15/37	1,040,000
		4,685,625
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $23,310,681) (7.7%)	25,773,500

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)
273,190	Federal National Mortgage Association, 6.00%, 6/25/16	279,945

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Principal Amount		Value
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $275,068) (0.1%)	$279,945
	TOTAL INVESTMENT SECURITIES (88.8%) (Cost $251,288,070)	295,346,264

SHORT-TERM INVESTMENTS (10.8%)

	COMMERCIAL PAPER (1.2%)
$4,000,000	Google, Inc., 0,19%, 2/2/11	$3,999,324

	REPURCHASE AGREEMENTS (9.6%)
32,100,000	With Morgan Stanley, 0.06%, dated 12/31/10, due 01/03/11, delivery value $32,100,161 (collateralized by $30,575,000U.S. Treasury Notes 3.1250%, due 08/31/13, with a value of $32,760,173)	32,100,000

	TOTAL SHORT-TERM INVESTMENTS (Cost $36,099,324) (10.8%)	36,099,324

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		1,249,533
NET ASSETS (100%)		$332,695,121
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($332,695,121 ÷ 39,319,035 shares outstanding)		$8.46

*	Non-income producing.
(1)	Treasury Inflation Protected Security (TIPS).
(2)	Security currently in default.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities at December 31, 2010

Assets:
Investment securities, at value
(Cost - $251,288,070)	$295,346,264
Short-Term investments
(Cost - $36,099,324)	36,099,324
Cash	155,088
Interest and dividends receivable	1,234,195
Receivable for capital shares sold	158,142
Prepaid expenses	18,222
Receivable for securities sold	14,498
Other receivable	11,027
Total Assets	333,036,760

Liabilities:
Payable for capital shares redeemed	115,249
Accrued expenses:
Advisory fee	66,695
Service and distribution plan fees	20,035
Other	139,660
Total Liabilities	341,639
Net Assets	$332,695,121

Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 39,319,035 shares)	$39,319,035
Additional paid-in capital	259,295,346
Distributions in excess of net investment income	12,348
Accumulated net realized loss on investments and foreign currency	(9,989,850)
Net unrealized appreciation of investments and foreign currency translations	44,058,242
Net Assets	$332,695,121

Net Asset Value, Offering and Redemption Price per Outstanding Share ($332,695,121 ÷ 39,319,035 shares outstanding)	$8.46

Statement of Operations for the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $68,176)	$3,951,401
Interest (net of foreign withholding tax of $263)	3,662,419
Total Income	7,613,820

Expenses:
Advisory fee	2,223,791
Service and distribution plan fees	836,074
Auditing and legal fees	231,286
Transfer agent fees	145,194
Printing and postage	119,963
Custodian fees	72,879
Directors’ fees and expenses	53,143
Insurance	42,027
Registration and filing fees	30,251
Other	52,080
Total Expenses Before Custody Credits and Fees Waived	3,806,688
Less: Legal Fee Reimbursement	(119,259)
Less: Service and Distribution Plan Fees Waived	(167,215)
Less: Custody Credits	(337)
Net Expenses	3,519,877
Net Investment Income	4,093,943

Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	19,895,967
Change in Net Unrealized Appreciation/(Depreciation)	9,450,080
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	29,346,047
Net Increase in Net Assets from Operations	$33,439,990

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2010 and 2009

	Year Ended December 31, 2010	Year Ended December 31, 2009

Operations:
Net investment income	$4,093,943	$4,743,312
Net realized gain/(loss) on investments and foreign currency	19,895,967	(13,842,418)
Change in net unrealized appreciation/(depreciation)	9,450,080	75,271,257
Net increase in net assets from operations	33,439,990	66,172,151

Distributions to Shareholders:
Net investment income	(4,236,481)	(4,648,516)

Capital Share Transactions:
Proceeds from sale of shares	25,321,948	31,695,273
Proceeds from reinvestment of dividends to shareholders	3,711,222	4,229,191
Cost of shares redeemed	(65,751,079)	(64,986,456)
Net decrease in net assets from capital share transactions	(36,717,909)	(29,061,992)
Total Increase/(Decrease) in Net Assets	(7,514,400)	32,461,643

Net Assets:
Beginning of year	340,209,521	307,747,878
End of year	$332,695,121	$340,209,521

Distributions in excess of net investment income and undistributed net investment income, respectively, at end of year	$12,348	$83,383

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Income and Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities 60 days or less at date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

The Fund follows the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line Income and Growth Fund, Inc.

December 31, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$181,659,923	$0	$0	$181,659,923
Preferred Stocks	2,021,530	0	0	2,021,530
U.S. Treasury Obligations	0	45,219,676	0	45,219,676
Corporate Bonds & Notes	0	40,391,690	0	40,391,690
Convertible Corporate Bonds & Notes	0	25,773,500	0	25,773,500
U.S. Government Agency Obligations	0	279,945	0	279,945
Short - Term Investments	0	36,099,324	0	36,099,324
Total Investments in Securities	$183,681,453	$147,764,135	$0	$331,445,588

For the year ended December 31, 2010, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2010, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income, adjusted for amortization of discount and premium, is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On March 11, 2010, certain affected Value Line Funds and Value Line, Inc. (“VLI”) entered into an agreement pursuant to which VLI agreed to reimburse those Funds in the aggregate amount of $917,302 for various expenses incurred by those Funds in connection with the subject matter of the settlement, dated November 4, 2009, between the Securities and Exchange Commission and VLI, Value Line Securities, Inc. (currently EULAV Securities LLC (the “Distributor”)) and two former directors and officers of VLI.  The agreement required VLI to reimburse those Funds in twelve monthly installments commencing April 1, 2010 and those Funds accrued a related receivable. Accordingly, the Fund accrued $119,259 in expense reimbursements from VLI.  In November 2010, VLI accelerated its payment obligations and paid in full the outstanding balance.

On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of VLI. As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor.  On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings.  Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

Value Line Income and Growth Fund, Inc.

December 31, 2010

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:
	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	3,207,560	4,673,973
Shares issued to shareholders in reinvestment of dividends and distributions	463,881	606,961
Shares redeemed	(8,263,402)	(9,517,837)
Net decrease	(4,591,961)	(4,236,903)
Dividends per share from net investment income	$0.1016	$0.1021

4. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2010
Purchases:
U.S. Treasury & Government Agency Obligations	$32,797,460
Other Investment Securities	104,882,269
Total Purchases	$137,679,729
Sales:
U.S. Treasury & Government Agency Obligations	$14,761,563
Other Investment Securities	109,206,460
Total Sales	$123,968,023

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

5. Income Taxes

At December 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$290,561,005
Gross tax unrealized appreciation	$45,474,606
Gross tax unrealized depreciation	$(4,590,023)
Net tax unrealized appreciation on investments	$40,884,583
Undistributed ordinary income	$26,645
Capital loss carryforward, expires December 31, 2017	$(6,816,239)

During the year ended December 31, 2010, as permitted under federal income tax regulations, the Fund utilized $17,540,966 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

Net unrealized gain (loss) differs from financial statements and tax purposes primarily due to wash sales, Lehman bonds write-off, return of capital and investments in partnerships.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $71,503, increased accumulated realized loss by $62,009, and decreased additional paid-in-capital by $9,494. Net assets were not affected by this reclassification. These reclassifications were due to differing treatments of return of capital from special dividends, real estate investment trusts, investments in partnerships and foreign currency translation for tax purposes.

The tax composition of distributions to shareholders for the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Ordinary income	4,236,481	$4,648,516

6. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,223,791 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2010. This was computed at the rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates by EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2010, fees amounting to $836,074, before fee waivers were accrued under the Plan. Effective March 1, 2009, the Distributor contractually agreed to reduce the fee by 0.05% for a one year period. On March 11, 2010, with an effective date of March 1, 2010, the Distributor contractually agreed to waive 0.05% of the Rule 12b-1 fee for a one year period. The fee waiver amounted to $167,215 for the year ended December 31, 2010. The Distributor has no right to recoup previously waived amounts.

Value Line Income and Growth Fund, Inc.

December 31, 2010

For the year ended December 31, 2010, the Fund’s expenses were reduced by $337 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the employees of the Adviser and Distributor are members of the Value Line Profit Sharing and Savings Plan which owned 774 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares at December 31, 2010. In addition, officers and directors of the Fund as a group owned 3,484 shares, representing less than 1% of the outstanding shares.

Value Line Income and Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2010	2009	2008		2007	2006
Net asset value, beginning of year	$7.75	$6.39	$8.45		$8.57	$8.37
Income from investment operations:
Net investment income	0.10	0.10	0.14		0.19	0.19
Net gains or (losses) on securities (both realized and unrealized)	0.71	1.36	(1.94)		0.48	0.73
Total from investment operations	0.81	1.46	(1.80)		0.67	0.92

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.15)		(0.19)	(0.23)
Distributions from net realized gains	—	—	(0.03)		(0.60)	(0.49)
Return of capital	—	—	(0.08)		—	—
Total distributions	(0.10)	(0.10)	(0.26)		(0.79)	(0.72)
Net asset value, end of year	$8.46	$7.75	$6.39		$8.45	$8.57

Total return	10.55%	23.07%	(21.52	) %	7.84%	11.07%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$332,695	$340,210	$307,748		$386,249	$357,950
Ratio of expenses to average net assets(1)	1.14%	1.13%	1.10%		1.05%	1.07%
Ratio of expenses to average net assets(2)	1.05%	1.09%	1.09%		1.04%	1.06%
Ratio of net investment income to average net assets	1.22%	1.49%	1.87%		2.18%	2.21%
Portfolio turnover rate	46%	56%	86%		56%	62%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement by Value Line of certain expenses incurred by the Fund (“Expenses”) in connection with a settlement with the Securities and Exchange Commission related to brokerage commissions charged by the Distributor to the Fund. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers and reimbursement of Expenses, would have been 1.09% for the year ended December 31, 2008, 1.04% for the year ended December 31, 2007, 1.06% for the year ended December 31, 2006 and would have been unchanged for the other years shown.

(2)
Ratio reflects expenses net of the custody credit arrangement, and net of the waiver of a portion of the service and distribution plan fees by the Distributor and the reimbursement of Expenses by Value Line.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 25, 2011

Value Line Income and Growth Fund, Inc.

PROXY RESULTS
FOR
VALUE LINE INCOME AND GROWTH FUND, INC.

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund and to approve a new investment advisory agreement between the Fund and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	33,387,013	1,512,601
Mr. Mitchell E. Appel	33,217,999	1,681,615
Daniel S. Vandivort	33,411,579	1,488,035

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
17,344,566	860,629	1,093,801	4,070,727

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Value Line Income and Growth Fund, Inc.

2010 Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE INCOME AND GROWTH FUND, INC.

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Income and Growth Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

          The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates.  The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser.  At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser.  In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement.  These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mixed-asset target allocation moderate funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

Value Line Income and Growth Fund, Inc.

2010 Annual Report (unaudited)

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement.  In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 10 other retail front-end load and no-load mixed-asset target allocation moderate funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load mixed-asset target allocation moderate funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale.  In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.  The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”),2 VLI and two former directors and officers of VLI.  The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line Timeliness rankings would continue to be provided to the Adviser without cost.  The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring.  The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website.  The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

1 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc.  As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser.  No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line Income and Growth Fund, Inc.

2010 Annual Report (unaudited)

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index.  The Board noted that the Fund outperformed both the Performance Universe average and the Lipper Index for the three-year, five-year and ten-year periods ended December 31, 2009. The Board also noted that the Fund outperformed the Performance Universe average and performed below the Lipper Index for the one-year period ended December 31, 2009.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objectives and adhering to the Fund’s investment strategies.  The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations.  The Board took into account the fact that no change was expected in the Fund’s portfolio manager or other employees of the Adviser in connection with the restructuring.  The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages.  The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was slightly higher than that of the Expense Universe average and the Expense Group average.

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages.  The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.20% of the Fund’s average daily net assets for the one year period ending April 30, 2011.  In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual Rule 12b-1 fee waiver through April 30, 2012.  Such waiver cannot be changed during the contractual waiver period without the Board’s approval.  With or without giving effect to this waiver, the Fund’s total expense ratio was less than that of both the Expense Group average and the Expense Universe average.  The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

Value Line Income and Growth Fund, Inc.

2010 Annual Report (unaudited)

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years.  These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor.  The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring.  The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund.  The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the first $100 million of the Fund’s average daily net assets are subject to a fee of 0.70% and any additional assets are subject to a fee of 0.65%.  The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of additional break points to the fee structure were not currently necessary.  It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates.  In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor.  Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining.  Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

Value Line Income and Growth Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 69.12% of the ordinary income distribution paid during the calendar year 2010, qualify for the corporate dividends received deductions.

During the calendar year 2010, 85.37% of the ordinary income distribution are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov.  The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Income and Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Income and Growth Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line Income and Growth Fund, Inc.

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Value Line Income and Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal  executive officer, and principal financial officer and  principal accounting officer.

                (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                            (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit  Fees 2010 - $59,227

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2010 -$36,041

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2010 -$2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 28, 2011